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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________


        Date of Report (Date of earliest event reported): October 2, 2002

                            ORCHID BIOSCIENCES, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                    000-30267                    22-3392819
-----------------            ---------------             ----------------------
(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)                Identification No.)
incorporation)


                                4390 US Route One
                               Princeton, NJ 08540
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 750-2200


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.   Other Events.


On October 2, 2002, Orchid BioSciences, Inc. ("Orchid") announced that it had appointed Andrew P. Savadelis to the position of chief financial officer and senior vice president of finance to fortify its management team as Orchid implements its strategic and operational plans through 2003. Mr. Savadelis filled the position previously held by Donald R. Marvin, who served in the dual roles of chief financial officer for Orchid BioSciences and as general manager of Orchid Diagnostics. Mr. Marvin will continue as head of Orchid Diagnostics, focusing his full attention on the ongoing development and growth of this strategic business unit.

The information contained in the press release which is attached as Exhibit 99.1 is incorporated by reference as if set forth fully herein.

Item 7.   Financial Statements and Exhibits

(c)      Exhibits.

         99.1    Press Release dated October 2, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ORCHID BIOSCIENCES, INC.
                                            (Registrant)

Date:  October 17, 2002                     /s/ Dale R. Pfost
                                            ------------------------------
                                            Name:  Dale R. Pfost
                                            Title: President and CEO

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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

99.1              Press release dated October 2, 2002.